UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

NeuroBo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor Boston, Massachusetts, 02116 (Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07      Submission of Matters to a Vote of Security Holders

At the annual meeting (the “Annual Meeting”) of stockholders of NeuroBo Pharmaceuticals, Inc. (the “Company”) on July 9, 2021, the Company’s stockholders elected three Class II directors to the Company’s Board of Directors, each to serve three-year terms until the 2024 annual meeting of stockholders, and ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

At the Annual Meeting, the total number of shares represented in person or by proxy was 16,804,185 of the 22,285,492 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting as of the June 11, 2021 record date.

The voting results at the Annual Meeting are shown below:

Proposal 1—Election of Directors

Class I Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jason Groves	13,324,509	2,572,186	907,490
Hyung Heon Kim	13,452,207	2,444,488	907,490
Andrew Koven	15,887,693	9,002	907,490

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
15,885,134	914,566	4,485

In connection with the new directors' election to the Board, the Company will enter into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.5 to the Form 8-K filed on December 31, 2019, and is incorporated herein by reference, with each of Mr. Koven and Mr. Kim. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Koven and/or Mr. Kim for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred in any action or proceeding arising out of his service to the Board.

Item 7.01      Regulation FD Disclosure

On July 12, 2021, the Company issued a press release announcing the election of Jason Groves, Hyung Heon Kim and Andrew Koven to the Company’s Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release, dated July 12, 2021.

*

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: July 12, 2021	By:	/s/ Richard Kang
Richard Kang
President and Chief Executive Officer